cytocom Inc.

(NASDAQ: CBLI)



Re-thinking Immunotherapies

August 2021 Corporate Presentation

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks and uncertainties. All statements other than statements of current or historical fact contained in this presentation, including statements regarding the expected clinical development timeline for its product candidates. The words "anticipate," "believe," "continue," "should," "estimate," "expect," "intend," "may," "plan," "project," "will," and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements on the current expectations about future events held by management. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. The company's actual future results may differ materially from those discussed here for various reasons. The company discusses many of these risks under the heading "Risk Factors" in the proxy statement/prospectus filed with the SEC on June 10, 2021, as updated by the company's other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.



Executive Summary

Cytocom Overview

Redefining Immunotherapies

Cytocom intends to become the leader in developing and commercializing therapies that help **restore** the immune system and keep it in **homeostasis** which we believe is safer and more effective.

MULTIPLE LATE-STAGE PROGRAMS

- Phase 3 Crohn's Study with CYTO-201
- Clinical Hematology Study with entolimod
- Phase 2 COVID Study with CYTO-205
- Phase 1b/2 Pancreatic Cancer Study with CYTO-401

EXPERIENCED LEADERSHIP

- Cytocom management has more than 2 decades of drug development and commercialization experience

Roche, The Medicines Company, Stanford Medicine, Amgen

HEALTHCARE EQUITY & DEBT INVESTORS

ADIT Ventures, gem global emerging markets, Avenue Capital Group

COLLABORATORS

ICON, Loma Linda University Clinical Trial Center, PharPoint Research, La Jolla Institute for Immunology

Leadership Teams

Leadership	**Michael Handley** President & CEO **Taunia Markvicka, Pharm.D.** Chief Operating Officer **Peter Aronstam, Ph.D.** Chief Financial Officer **Steve Wilson, Ph.D.** Chief Innovation Officer **Cozette McAvoy, J.D.** Chief Legal Officer & Chief Compliance Officer **Clifford Selsky, M.D., Ph.D.** Chief Medical Officer **Robert Buckheit, Ph.D.** Chief Technical Officer
Prior Management Experience	AMGEN; Johnson & Johnson; Genentech IN BUSINESS FOR LIFE; NOVARTIS; The Medicines Company; Watson Pharmaceuticals; pwc PRTM
Notable Products from prior experience	AVASTIN bevacizumab; Tarceva erlotinib; STARLIX; COMTan (entacapone); SANDIMMUNE Oral Solution; EXPAREL OPIOID FREE; ELDEPRYL; Angiomax (bivalirudin); LAMISIL AT antifungal treatment; Neoral

Pipeline Focus

Initially targeting Autoimmune, Oncology and Hematology

Autoimmune

- Adult & Pediatric Crohn's Disease (CYTO-201)
- Multiple Sclerosis (CYTO-203)

Oncology

- Pancreatic Cancer (CYTO-401)
- Hepatocellular Cancer (CYTO-402)

Hematology

- Acute Neutropenia & Anemia (Entolimod™)
- Chronic Neutropenia & Anemia (GP532)

DEVELOPMENT PIPELINE



Programs
Designation
Indication
Discovery
Lead Optimization
Pre-Clinical
Phase 1
Phase 2
Phase 3
NDA
CYTO-200 Program
noroxymorphone-n-substituted-methyl cyclopropyl
CYTO-201
Crohn's Disease
CYTO-202
Fibromyalgia
CYTO-203
MS
CYTO-205
COVID
CYTO-200 Development Initiatives
Autoimmune & Emerging Viruses Diseases
CYTO-400 Program
Proenkephalin
CYTO-401
Pancreatic Cancer
CYTO-600 Program
Entolimod
CYTO-601
Acute Neutropenia & Anemia
Designation
Indication
Discovery
Lead Optimization
Pre-Clinical
Phase 1
Phase 2
Phase 3
NDA
CYTO-602
Chronic Neutropenia & Anemia
CYTO-603
Vaccine Adjuvants
= Core Asset for 2021/2022
= Pandemic Response Imitative

(1) Dashed lines in the above pipeline chart for fibromyalgia and MS reflect Cytocom's beliefs about the product's stage of development. Cytocom has not yet filed INDs or had discussions with FDA about these indications or whether they can proceed with product development for these product candidates or indications.

REDEFINING IMMUNOTHERAPIES

Our Approach

Developing immunotherapies that restore dysfunctional immune systems to a state of homeostasis evolutionarily designed to fight cancers, emerging viruses and not result in autoimmune disease (overactive immune system).



Immature dendritic cell (tolerogenic)
Immunogenic DC
Mature tolerogenic DC
TGF-β
IL-10
Foxp3⁺ Treg expansion
Foxp3⁺ Treg
TGF-β
Self peptides
Tr-1
Autoantigen-specific Foxp3⁺ Tregs
IL-2
Naïve self-peptide reactive T cell
Breg
Protection of self



Immature DC
Activation of innate immune system
Tolerogenic DC
Foxp3⁺ Treg
Immunogenic DC
Proinflammatory cytokines TNF-α, IL-6, IFN-α, IL-12, IL-23
TGF-β
IL-6
IFN-γ
IL-12
IL-4
Th17
Th1
Th2
CD8
CD4
Clearance of pathogen

Horwitz et al., Rebalancing Immune Homeostasis to Treat Autoimmune Diseases, Trends in Immunology (2019),

Intellectual Property

CYTOCOM	Family	Principal Patent #s	Title
CYTO-200 Patents noroxymorphone-n-substituted-methyl cyclopropyl	CYTO-0010	8,633,150	Method for Inducing a Sustained Immune Response
	CYTO-0011	10,111,870, 10,695,343, Application 16/898,557	Method for Inducing a Sustained Immune Response
	CYTO-0012	Application 63/003,350	Method for Treating Viral Diseases
	SMTH-001	7,879,870	Treatment of inflammatory and ulcerative disease of the bowel with opioid antagonists
	Family	**Principal Patent #s**	**Title**
CYTO-400 Patents Proenkephalin	PSURF-002	10,668,126, application 16/867,336	Combinatorial therapies for the treatment of neoplasia's using the opioid growth factor receptor
	PSURF-003	8,003,630, 9,375,458, application 15/159,334, application 16/867,336	Combinatorial therapies for the treatment of neoplasia's using the opioid growth factor receptor
CBLI Patents	25 issued patents or allowed patent applications in the U.S. and numerous pending applications. These patents and patent applications include claims directed to compositions of matter and methods of use. 35 additional patents and patent applications filed worldwide.		

2021-2022 Potential Catalysts

Catalysts	Status	*Near Term (12-24 Months)	*Long Term (>24 months)
Merger between Cleveland BioLabs and legacy Cytocom	• Completed July 27, 2021	• COVID-19 • Crohn's Disease	• Pancreatic Cancer
Submissions	• COVID-19 PH2	• Crohn's Disease • Pancreatic Cancer • Hematology (entolimod)	• Multiple Sclerosis • Fibromyalgia • HCC
Data Readouts	• Expected in 2022	• COVID-19 • Crohn's Disease • Pancreatic Cancer	• Multiple Sclerosis
Licensing	• Non-core assets	• Potential international asset licensing and partnerships	• Expanding International Licensing and Co-Development opportunities
Academic collaborations	• La Jolla Institute for Immunology, Roswell Park Cancer Center and Loma Linda University Health	• Cornell	



Cytocom

Regulatory & Clinical Update

CYTO-205: COVID UPDATE

- Active IND for CYTO-205 in COVID-19
- Expanding IND to Post-Acute COVID-19
- Initiating PK/biomarker and safety study in acute COVID-19 in the 3Q21
- Phase 2 clinical trial in the post-acute in the 4Q21 to evaluate safety and ability to improve disease progression or resolve long-term symptoms

CROHN'S DISEASE OPPORTUNITY

- Global sales expected to grow from $7.4B in 2019 to $12.6B by 2029, CAGR of 5.5% *
- High percentage (~30%) of patients on anti-tumor necrosis factor (TNF) biologics
- Prevalent cases of CD expected to grow to 1,629,940 at an annual growth rate (AGR) of 2.17% by 2029**


Diagnosed Prevalent cases of CD in 2019
AGR to 2029
Canada
UK
95,495
0.50%
Germany
206,384
-0.53%
Japan
45,066
0.78%
France
107,723
3.40%
Spain
114,604
1.10%
Italy
80,857
0.20%
US
591,650
3.99%

Source: Research and Markets, Crohn's Disease – Global Drug Forecast and Markey Analysis to 2029

***GlobalData: Crohn's Disease: Global Drug Forecast and Market Analysis to 2029*

CYTO-201: CROHN'S DISEASE OPPORTUNITY

Position: Oral therapy with long-term safety at low doses for early intervention to maintain prolonged remission through mucosal healing leading to improved outcomes

- Phase 2 study supporting proof of concept and safety
- Phase 2 study with remission in 67% and 43% true mucosal healing with endoscopies
- No serious adverse events
- Orphan drug designation
- Immunomodulatory vs. Immunosuppression



Sequential Therapies for CD
Disease Severity at Presentation
Severe
Moderate
Mild
CYTO-201
Enhance Remission
Aminosalicylate Oral/Topical/ Combo
Corticosteroid
Aminosalicylate Oral/Topical/ Combo
Aminosalicylate/ Thiopurine
Anti-TNF +/- IS
Anti-Integrin +/- IS
Cyclosporine
Colectomy
Anti-TNF +/- IS
Anti-Integrin +/- IS
Induction
Maintenance
Therapy is stepped up according to severity at presentation or failure at prior step.

Smith, J. P., Stock, H., Bingaman, S., Mauger, D., Rogosnitzky, M., & Zagon, I. S. (2007). *Low-Dose Naltrexone Therapy Improves Active Crohn's Disease. The American Journal of Gastroenterology, 102*(4), 820–828. https://doi.org/10.1111/j.1572-0241.2007.01045.x

Smith, J. P., Bingaman, S. I., Ruggiero, F., Mauger, D. T., Mukherjee, A., McGovern, C. O., & Zagon, I. S. (2011). *Therapy with the Opioid Antagonist Naltrexone Promotes Mucosal Healing in Active Crohn's Disease: A Randomized Placebo-Controlled Trial. Digestive Diseases and Sciences, 56*(7), 2088–2097. https://doi.org/10.1007/s10620-011-1653-7

CYTO-201 (Crohn's): Highlights

- Novel therapy for immune modulation
- Good safety profile and well tolerated in clinical studies
- Once-daily oral dosing
- Entering Phase 3 development by year-end 2021

PANCREATIC CANCER OPPORTUNITY

- **Global Pancreatic Cancer Market Expected to Grow to $5.4B 2019–2029***
- **In 2019, the US accounted for 24.61% of the diagnosed incident cases of pancreatic cancer**
- **Prevalent pancreatic cancer cases expected to grow to 264,434 at an annual growth rate (AGR) of 2.62% by 2029****
- **Prevalent cases of CD expected to grow to 1,629,940 at an annual growth rate (AGR) of 2.17% by 2029****


AGR to 2029
US
2.42%
UK
Germany
19,072
1.05%
France
Spain
9,764
2.30%
Italy
Japan
Urban China

**GlobalData: Pancreatic Cancer: Opportunity Analysis and Forecasts to 2029

CYTO-401: Pancreatic Cancer Opportunity

Position: Adjunct to standard of care to prolong survival by stabilizing disease or slowing progression

- Phase 1b/2 PK and safety study expected to initiate 1H22
- Clinical benefit response in 53% of CYTO-401-treated patients compared to historical controls of 23.8% and 4.8% for gemcitabine and 5-fluorouracil (5-FU), respectively

Survival of Metastatic Pancreatic Cancer is Improved with CYTO-401


Months
0
2
4
6
8
10
5-FU
Gemcitabine
CYTO-401

*Open Access J Clin Trials. 2010 Mar 1;2010(2):37-48. doi: 10.2147/oajct.s8270. Opioid growth factor improves clinical benefit and survival in patients with advanced pancreatic cancer

*Zagon, I. S. (2010). Opioid growth factor improves clinical benefit and survival in patients with advanced pancreatic cancer. Open Access Journal of Clinical Trials, 37. https://doi.org/10.2147/oajct.s8270

CYTO-401 (Pancreatic Cancer): Highlights

- Synthetic peptide that activates natural killer ("NK") cells of the immune system to seek and destroy cancer
- Good safety profile and well tolerated in clinical studies
- Subjects survived nearly twice as long as those historically treated with 5-FU or gemcitabine

Questions?

cytocom Inc.

(NASDAQ: CBLI)



Re-thinking Immunotherapies
August 2021 Corporate Presentation



Appendix

Detailed Clinical Support

CYTO-201: Crohn's Disease Clinical Snapshot

- A pilot clinical trial was conducted in children with moderate to severe Crohn's disease and concluded therapy seems safe with limited toxicity when given to children with Crohn's disease and may reduce disease activity. *

- In a double-blind placebo-controlled trial, CYTO-201 significantly lowered the CDAI scores in 88% of subjects (P=0.009) and promoted mucosal healing by colonoscopies in 78% with the Crohn's Disease Index Of Severity Score (CDEIS) compared with placebo-treated controls (P=0.008) **

- The percent of patients responding with a decline in CDAI score of at least 70 points (*A*), and the percent of patients achieving remission by a CDAI score of 150 or less (*B*), to LDN therapy are shown at wk 4, 8, and 12 and 4 wk after discontinuation of LDN\therapy (wk 16).***



A Response
Patients %
100
80
60
40
20
0
4
8
12
16
Week
B Remission
Patients %
60
50
40
30
20
10
0
4
8
12
16
Week

Low-Dose Naltrexone Therapy Improves Active Crohn's Disease.

Smith, J. P., Bingaman, S. I., Ruggiero, F., Mauger, D. T., Mukherjee, A., McGovern, C. O., & Zagon, I. S. (2011). Therapy with the Opioid Antagonist Naltrexone Promotes Mucosal Healing in Active Crohn's Disease: A Randomized Placebo-Controlled Trial. Digestive Diseases and Sciences, 56(7), 2088–2097. https://doi.org/10.1007/s10620-011-1653-7

Smith, J. P., Field, D., Bingaman, S. I., Evans, R., & Mauger, D. T. (2013). Safety and Tolerability of Low-dose Naltrexone Therapy in Children With Moderate to Severe Crohn's Disease. Journal of Clinical Gastroenterology, 47(4), 339–345. https://doi.org/10.1097/mcg.0b013e3182702f2b

Smith, J. P., Stock, H., Bingaman, S., Mauger, D., Rogosnitzky, M., & Zagon, I. S. (2007). Low-Dose Naltrexone Therapy Improves Active Crohn's Disease. The American Journal of Gastroenterology, 102(4), 820–828. https://doi.org/10.1111/j.1572-0241.2007.01045.x

CYTO-201: CROHN'S DISEASE ENDOSCOPIC RESULTS


Placebo
Naltrexone
Baseline
Week 12
Baseline
Week12
a
b
c
d
a1
b1
c1
d1

Naltrexone promotes mucosal healing in Crohn's disease. The endoscopic appearance of representative patients' colonic mucosa is shown at baseline (a, c) demonstrating erythema, edema, ulceration, and loss of vascularity. Corresponding H & E histologic sections obtained from the same areas demonstrate marked inflammation and ulceration with crypt distortion at baseline (a1 and c1). No change was found in the endoscopic appearance (b) or the histological score (b1) in subjects randomized to placebo for 12 weeks. In contrast, the subjects treated with naltrexone for 12 weeks exhibited endoscopic mucosal healing (d) and histologic examination showed decreased inflammatory cells with restoration of crypt architecture (d1)proliferation

Smith, J. P., Bingaman, S. I., Ruggiero, F., Mauger, D. T., Mukherjee, A., McGovern, C. O., & Zagon, I. S. (2011). Therapy with the Opioid Antagonist Naltrexone Promotes Mucosal Healing in Active Crohn's Disease: A Randomized Placebo-Controlled Trial. Digestive Diseases and Sciences, 56(7), 2088–2097. https://doi.org/10.1007/s10620-011-1653-7

CYTO-201: Orphan Drug Designation

Orphan Drug Designation for the treatment of Crohn's disease in pediatric patients



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Generic Name:	naltrexone
Date Designated:	01/19/2010
Orphan Designation:	Treatment of Crohn's disease in pediatric patients
Orphan Designation Status:	Designated
FDA Orphan Approval Status:	Not FDA Approved for Orphan Indication
Sponsor:	Cytocom, Inc. 37 North Orange Avenue Suite 607 Orlando, Florida 32801 United States The sponsor address listed is the last reported by the sponsor to OOPD

*Exclusivity Protected Indications are shown for approvals from Jan. 1, 2013, to the present.

CYTO-401: Clinical Snapshot

- CYTO 401: synthetic peptide that activates natural killer ("NK") cells of the immune system to seek and destroy cancer cells
- Phase 1 study (dose escalation: 21 subjects; chronic: 16 subjects) showed the mean survival was 9.1 months for both the i.v. and s.c. routes in chronic CYTO-401 study
  - Survived nearly twice as long as those historically treated with 5-FU or gemcitabine*
- Clinical benefit in ~53% of CYTO-401-treated patients (n=24) compared to historical controls of 23.8% and 4.8% for gemcitabine and 5-fluorouracil (5-FU), respectively
  - Subjects surviving more than eight weeks, 62% showed either a decrease or stabilization in tumor size by computed tomography.
  - The median survival time for CYTO-401-treated patients was three times that of untreated patients (65.5 versus 21 days, p 0.001)
  - No adverse effects on hematologic or chemistry parameters were noted, and quality of life surveys suggested improvement**


Pre-OGF
A
P


Post-OGF
B
P

*Smith, J. P., Ahmad, M., Conter, R., McLaughlin, P. J., Harvey, H., Bingamand, S. I., & Zagon, I. S. (2000). Treatment of advanced pancreatic cancer with opioid growth factor: Phase I. Gastroenterology, 118(4), A647. https://doi.org/10.1016/s0016-5085(00)84726-5

Opioid growth factor improves clinical benefit and survival in patients with advanced pancreatic cancer

**Zagon, I. S. (2010).. Open Access Journal of Clinical Trials, 37. https://doi.org/10.2147/oajct.s8270

CYTO-401: Orphan Drug Designation

Orphan Drug designation granted in 2013 for the treatment of Pancreatic Cancer

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Generic Name:	[met5]-enkephalin
Date Designated:	01/24/2013
Orphan Designation:	Treatment of pancreatic cancer
Orphan Designation Status:	Designated
FDA Orphan Approval Status:	Not FDA Approved for Orphan Indication
Sponsor:	Cytocom, Inc. 37 North Orange Avenue Suite 607 Orlando, Florida 32801 United States *The sponsor address listed is the last reported by the sponsor to OOPD.*

*Exclusivity Protected Indications are shown for approvals from Jan. 1, 2013, to the present.